Exhibit 99.1

1 Zenas BioPharma Corporate Presentation December 2024 Enabling patients with autoimmune diseases to reimagine life

2 Disclaimer FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this presentation are forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward - looking statements contain these words. Forward - looking statements include, but are not limited to, statements concerning Zenas’s plans, objectives, expectations and intentions; its future financial or business performance; the timing and results of ongoing and future clinical trials and potential regulatory approval and commercialization; its ability to identify strategic partners for its pipeline programs; and potential commercial opportunities for its product candidates and potential competition for such product candidates; the Company’s cash estimate at December 31, 2024 and cash guidance. The forward - looking statements in this presentation speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward - looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; and the Company’s need for substantial additional financing to achieve the Company’s goals ; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company’s current indications; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third - party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; risks related to the operations of the Company’s suppliers, many of which are located outside of the United States, including the Company’s current sole contract manufacturing organization for drug substance and drug product, WuXi Biologics (Hong Kong) Limited, which is located in China; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Quarterly Report dated November 12, 2024. The forward - looking statements in this presentation are inherently uncertain and are not guarantees of future events. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not unduly rely on these forward - looking statements. The events and circumstances reflected in the forward - looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward - looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Disclaimer continued MARKET AND INDUSTRY DATA Unless otherwise indicated, market and industry data contained in this presentation, including potential commercial opportunities, is based on the Company’s management’s estimates and research, as well as industry and general publications and research and studies conducted by third parties. Although the Company believes that the information from these third - party publications, research and studies included in this presentation is reliable, the Company has not independently verified the accuracy or completeness of this information. Management’s estimates are derived from publicly available information, their knowledge of the Company’s industry and their assumptions based on such information and knowledge, which the Company believes to be reasonable. This data involves a number of assumptions and limitations and the industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause the Company’s future performance to differ materially from the Company’s assumptions and estimates. TRADEMARKS This presentation may include references to the Company’s trademarks and trademarks belonging to other entities. The Zenas BioPharma word mark and logos are trademarks of Zenas BioPharma, Inc. or its affiliated companies. Solely for convenience, some of the trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may be listed without the ® or symbols, but such references are not intended to indicate in any way that Zenas will not assert, to the fullest extent under applicable law, Zenas’s rights or the rights of the applicable licensor to these trademarks and trade names. Zenas does not intend its use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company by any other entity.

Zenas: Creating a global, immunology-based development and commercial company

Immunology Focus

Pipeline addressing significant unmet needs for patients with autoimmune disease, the 2nd largest pharmaceutical category

Global Capabilities

Establishing global development and regulatory capabilities

Experienced Team

Record of strong operational results: multiple clinical, regulatory and commercial successes


Zenas
BioPharma
Enabling patients with autoimmune diseases to reimagine life

Franchise Molecule

Obexelimab is a potentially differentiated B cell therapeutic in development for IgG4-RD, RMS, SLE, which combined represents a potential multi-billion-dollar commercial opportunity*

Well-funded through Meaningful Data Catalysts

Capitalized for clinical data readouts into Q4:26

Business Development Engine

Pipeline expansion planned through in-licensing and partnerships, and non-dilutive capital via regional out-licensing

* Company estimate based on disease prevalence and pricing of advanced therapies within indication

4

Zenas BioPharma

Accomplished Executive Team

Extensive experience developing and commercializing biopharmaceuticals



Lonnie Moulder
CEO & Chairman



Joe Farmer
President & COO



Jennifer Fox
CBO & CFO



Orlando Oliveira
CCO



Jeff Held
CLO



Allen Poma, MD
SVP, Clinical Development



Gan Wei
SVP, Global Technical Operations



Caroline Chevalier
CHRO

COLLECTIVELY, ZENAS MANAGEMENT HAS:

- 70+ IND filings
- 30+ BLA/NDA filings
- 30+ Commercial product launches
- Deep experience across numerous biotech and pharmaceutical companies

TESARO, CUBIST Pharmaceuticals, gsk, Bristol Myers Squibb, J&J, AMGEN, Nuvation Bio, deciphera, Voyager Therapeutics, MOMENTA, agios, MIRATI Therapeutics, EMD Serono, Abraxis BioScience, Eisai, MGI Pharma, ultragenyx

5

Zenas BioPharma

Zenas 2024 achievements towards creating a leading global, I&I development and commercial company

- **Completed** upsized $200M Series C and $259M IPO, financing Zenas through value-driving Phase 2 and Phase 3 data readouts
- **Completed** targeted enrollment in obexelimab Phase 3 INDIGO trial for IgG4-RD[1]
- **Initiated** two Phase 2, multicenter, randomized, double-blind placebo-controlled trials for obexelimab:
  - Enrolling MoonStone for patients with Relapsing Multiple Sclerosis (RMS)
  - Enrolling SunStone for patients with Systemic Lupus Erythematosus (SLE)
- **Provided** preliminary, interim data from Cohort 1 of the Phase 2 SApHiAre trial in wAIHA[2]
- **Expanded** executive leadership with Chief Commercial Officer and Chief Legal Officer

Zenas Clinical Development Execution

3 completed and 5 ongoing clinical trials, including fully enrolled INDIGO Study of Obexelimab for IgG4-RD	Managing over 220 clinical trial sites located in 31 countries	Over 350 patients enrolled to date

[1] Immunoglobulin G4-Related Disease
[2] warm Autoimmune Hemolytic Anemia

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Zenas BioPharma

Obexelimab: Rapidly building a global franchise

Multiple clinical catalysts during the next 12-18 months

PROGRAM	INDICATION	TRIAL/STATUS	NEXT MILESTONE
Obexelimab[1] **CD19xFcγRIIb Bifunctional mAb**	IgG4-RD (Immunoglobulin G4-Related Disease)	Phase 3 INDIGO trial enrolled[2,3]	**Phase 3 topline results end of 2025**
	RMS (Relapsing Multiple Sclerosis)	Phase 2 MoonStone trial enrolling[3]	**Primary endpoint (12-week) data Q3:25**
	SLE (Systemic Lupus Erythematosus)	Phase 2 SunStone trial enrolling[3]	**Primary endpoint (24-week) data 1H:26**

[1]Zenas acquired exclusive worldwide rights to obexelimab from Xencor, Inc.
[2]Bristol Myers Squibb & Co. holds exclusive development and commercialization rights in JPN, SK, TWN, HK, SGP, AUS
[3]Randomized versus placebo

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Zenas BioPharma

PK, PD and clinical activity from five completed obexelimab clinical trials

	Description	Outcome
Phase 1[1]	*SAD* HV, safety and PK	• Demonstrated proof-of-mechanism
Phase 1b/2a[2]	*MAD* **Rheumatoid Arthritis (RA)**	• Proof-of-mechanism and clinical activity established • Day 85 (all dose levels): **ACR20: 78%, ACR50: 33%, ACR70: 14%[3]**
Phase 2[4]	*Pilot Study* **IgG4-Related Disease**	• Clinical activity established; **rapid disease response (mean of 21 days), and sustained response achieved in 93% of patients**
Phase 2[5]	Randomized Controlled **Systemic Lupus Erythematosus (SLE)**	• Clinical activity established • Primary endpoint effect size of 17% for ITT population; **35% effect size for population with optimal exposure level (C_{trough})** • Biomarkers potentially predictive of obexelimab response identified
Phase 1[6]	*Bioequivalence* HV, Subcutaneous (SC) vs. Intravenous (IV) dosing	• Established subcutaneous formulation with improved tolerability, and potential for optimized drug exposure (C_{trough})

SAD = Single Ascending Dose, HV = Healthy Volunteers, PK = Pharmacokinetics, MAD = Multiple Ascending Dose
[1] Wang, X. American College of Rheumatology 2022 poster presentation
[2] Wang, X. American College of Rheumatology 2023 poster presentation
[3] Jaraczewska-Baumann et al EULAR 2015 poster presentation (obexelimab efficacy at all dose levels)
[4] Perugino, C. *et al.* Nature Reviews Rheumatology. 16, 702–714 (2020)
[5] Merrill, J. *et al.* Arthritis and Rheumatology. Vol. 75, 2185-2194 (2023)
[6] Wang, X. Japan College of Rheumatology 2023 oral presentation

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Zenas BioPharma

Targeting CD19 offers broad coverage of B cell lineage[1]



Bone marrow
Periphery & tissue
Bone marrow
Pro-B cell
Pre-B cell
Immature B cell
Mature B cell
Memory B cell
Plasmablast
Plasma cell
CD19 (obexelimab)
CD20
BAFF
BCMA

POTENTIAL ATTRIBUTE	SUPPORTIVE EVIDENCE
Strong clinical activity	Broad B cell lineage coverage through CD19 and potential for potent (fast and durable) activity through FcγRIIb targeting
Less risk of infection & potential to vaccinate	Inhibitory mechanism (versus B cell depletion) may allow faster repletion of B cells
Dosing	Self-administered, subcutaneous injection

9

[1]Adapted from I. Abeles, B Cell-Directed Therapy in Autoimmunity, Annual Review of Immunology 2024

Zenas BioPharma

10 B cell responses are naturally downregulated by immune complexes through Fc ƴ RIIb binding B cell responses orchestrate humoral immunity Immune complex binding to Fc ƴ RIIb naturally downregulates B cell responses Source: Zenas BioPharma

Obexelimab: a differentiated B cell targeted agent

Broader B cell inhibition, tissue penetrance, and non-depleting MoA provide clear differentiation

- FcγRIIb broadly **expressed across B cell lineage**, including pro-B cells, pre-B cells, B cells, plasmablasts and select plasma cells[1]
  - Obexelimab binding affinity for human FcγRIIb increased approximately 230-fold relative to human native IgG1 due to Fc engineering[2]
- Obexelimab **co-engagement** of CD19 and FcγRIIb results in an **inhibitory effect**, rather than direct depletion[3,4,5,6]
  - FcγRIIb **mimics natural antigen-antibody** complex for potent inhibition of B cells
  - Engineered to **avoid ADCC / CDC-mediated depletion**; non-reliance upon other immune effector cells
  - Impacts antibody production, proliferation, cytokine secretion, and antigen presentation to T cells
  - Continuous exposure results in inhibitory activity within tissue


B cell receptor
Obexelimab
FcγRIIB
CD19
CD79
CD19
CD79


Antigen presentation to T cells
Obexelimab
Antibody production
Proliferation
Cytokine secretion
Suppress B cell responses by co-engaging CD19 and FcγRIIb

Source: Zenas BioPharma

[1] Abeles et al. Annual Review of Immunology 2024
[2] Zenas BioPharma
[3] Chu et al. Molecular Immunology 2008 & Zenas data on file
[4] Szili et al. mAbs 2014
[5] Chu et al. Journal of Translational Autoimmunity 2021
[6] Chu et al. Arthritis & Rheumatology 2014

11
Zenas BioPharma

Rapid and broad inhibition of B cell response after obexelimab administration in clinical trials

Rapid inhibition following a single obexelimab dose



Ex Vivo Stimulated CD86 Expression
% Inhibition Stimulated CD86 Expression
100
75
50
25
0
-25
-50
0
1
0
1
29
Days following a single 5 mg/kg dose in HVs
Placebo
Obexelimab

Source: Wang, X. American College of Rheumatology 2022 poster presentation

Potent inhibition across multiple B cell subtypes



Naive B cells
Switched Memory B cells
Unswitched Memory B cells
Fold change in pBTK
P=0.003
P=0.005
P=0.049
Pre
Post
Pre
Post
Pre
Post

Source: Perugino et al. (2023) *Lancet Rheumatol* 5: e442 Supplement
pBTK = phosphorylated Burton's tyrosine kinase
Fold-change in the induction of pBTK with anti-IgG/IgM treatment before and after treatment with obexelimab

12

Zenas BioPharma

Obexelimab inhibits B cell cytokine production, and B cell activation in tissue without depletion

Obexelimab reduction of cytokine production from human B cells


TNF-α
IL-6
pg/ml
2000
1000
0
p < 0.05
350
300
250
200
150
100
50
0
p < 0.05
No stim
aBCR
CpG
aBCR + CpG
No stim
aBCR
CpG
aBCR + CpG
Untreated
Obexelimab

Modified from Szili et al. (2014) mAbs 6 (4): 991–99
BCR = B cell receptor; aBCR = anti-BCR stimulation; CpG = unmethylated cytosine-guanine; IL = interleukin; stim = stimulation; TNF = tumor necrosis factor;

Inhibition of tissue B cell activation by obexelimab


Intracellular calcium release (Fluo4 MFI)
200K
160K
120K
80K
40K
p<0.005
p<0.05
Lymph node
Spleen
= B cells from control treated mice
= B cells from obexelimab treated mice

Non-depletion of tissue B cells by obexelimab


Number of B Cells
(x10²blood, 10⁵LN, 10⁶spleen)
20
15
10
5
n.s.
n.s.
Blood
Lymph node
Spleen
= Control treated mice
= Obexelimab treated mice
n.s. = not significant

Mice were treated with XENP8206 (obexelimab surrogate mAb) for 7 days after which blood LN and spleen B cells evaluated by flow cytometry; B cells were harvested from mice treated with XENP8206 and stimulated with IgM. B cell activation was evaluated using calcium mobilization assays (average of 5 experiments shown); Adapted from Chu et al. Journal of Translational Autoimmunity 2021.

13

Zenas BioPharma

14 Obexelimab reduces antigen uptake by human B cells Unt Obx +CTRL Unt Obx Unt Obx + CTRL = positive control (cytochalasian D); Obx = obexelimab; Unt = untreated Follicular B cells Marginal Zone B cells B1 B cells +CTRL +CTRL Source: Zenas and Kerfoot Lab collaboration, unpublished

15 Dose selection: Higher PK ( C trough ) correlates with greater clinical activity as observed in Phase 2 SLE Study 4 th Quartile 3 rd Quartile 2 nd Quartile 1 st Quartile Placebo Portion of patients without loss of improvement (flare) by C trough quartile C trough Quartile (5 mg/kg IV) 4 th 3 rd 2 nd 1 st 6 3.8 2.3 1.2 Mean Obexelimab concentration (µg/mL) 5.1 2.8 1.8 0.18 Min 8 4.7 2.8 1.8 Max Clinical activity Obexelimab 250 mg SC QW dose expected to maximize the potential for clinical activity by 1) providing higher C trough , and 2) maintaining a comparable AUC from an efficacious dose of 5 mg/kg IV Q2W Source: Wang, X. Japan College of Rheumatology 2023 oral presentation

16 Obexelimab dose selection: 250 mg SC QW selected for IgG4 - RD Phase 3 INDIGO Trial 375 mg SC Q2W 250 mg SC Q2W 250 mg SC QW 1 125 mg SC QW 5 mg/kg IV Q2W 22.2 14.7 24.8 13.6 105 Mean C max (µg/mL) 6.6 4.0 17.1 8.8 ~3.0 Mean C trough (µg/mL) 4,720 3,095 7,375 3,600 8,000 Mean AUC µg/mL*h) ( normalized to a same 14 - day dose interval ) » Compared with 5 mg/kg IV Q2W, 250 mg SC QW can provide: • O ptimal PK (higher C trough ) and comparable AUC to maintain target engagement to potentially enhance clinical activity • ~4x lower Cmax to improve safety and tolerability Starting point : Maximum PD in Phase1 HV SAD and Phase 2 IgG4 - RD with 5 mg/kg IV Q2W Source: Zenas BioPharma 1 From PK simulation at the steady - state;

17 Obexelimab: IgG4 - RD

IgG4-RD: a debilitating chronic fibro-inflammatory condition that can affect multiple organ systems

Disease Overview:

- IgG4-RD may present with single or multi-organ involvement, and as disease progresses patients experience new or worsening symptoms (e.g., flare). Early inflammatory disease state moves to a fibrotic stage, which can lead to major irreversible tissue damage and organ failure

Pathophysiology:

- Expansion of CD19+ and IgG4+ B cells and plasmablasts with tissue infiltration
- These cells produce IgG4 and inflammatory cytokines, and activate T cells through antigen presentation exacerbating inflammation & fibrosis

Therapeutic Opportunity

- IgG4-RD flares do not resolve without intervention and long-term use of glucocorticoids can lead to significant toxicities and complications, including osteoporosis, high blood pressure, and diabetes

Patient Population

- Approximately 40K patients in the U.S. / major countries in the EU



PACHYMENINGES DIFFUSE THICKENING
LACRIMAL ENLARGEMENT
THYROID GLAND ENLARGEMENT
LUNG MASSES AND NODULES, BRONCHIAL WALL THICKENING
BILE DUCT STRICTURES
KIDNEY FOCAL MASSES
ORBITAL MASSES, EXTRA-OCULAR MUSCLE MYOSITIS
MAJOR SALIVARY GLAND ENLARGEMENT
PANCREAS ENLARGEMENT, DIABETES, EXOCRINE INSUFFICIENCY
AORTA WALL THICKENING
SOFT TISSUE MASS ENCASING THE ANTEROLATERAL AORTA
Frequent
Occasional
Infrequent

18

Sources: Perugino, C. *et al.* Nature Reviews Rheumatology. 16, 702–714 (2020); Zhang, W & Stone, J. Lancet Rheumatology. 1(1), E55-E65 (2019); Mattoo *et al* J Allergy Clin Immunol. 2014; UpToDate.

Zenas BioPharma

19 Phase 2 IgG4 - RD trial: Obexelimab induced rapid remission of active flares and maintained durable responses Source: Perugino CA et al. Lancet Rheumatol. 2023; Carruthers MN et al. Ann Rheum Dis. 2015 RI=responder index Note: No comparative head - to - head trials were conducted GC=glucocorticoid Rituximab (1000 mg q15d x 2) Obexelimab (5mg/kg q14d x 12) Phase 2 single - arm, open label (n=30) Phase 2 single - arm, open label (n=15) Design RI score (11.0) Number of organs involved (3.5) RI score (12.0) Number of organs involved (4.0) Baseline characteristics 23/30 (77%) 12/15 (80%) Primary endpoint: decline of IgG4 - RD RI > 2 points, no flares before month six, no GCs between two to six months 3/30 (10%) 0 GC use through 6 months (after tapering) 22/30 (73%): Improvement of IgG4 - RD RI > 2 points for 6 months 13/14 (93%) responders had ongoing response at month 6 Sustained disease response 43 21 Mean time to disease response (days) 3/30 (10%) 1/15 (6.7%) Relapses within 6 months

20 Obexelimab: Phase 2 IgG4 - RD results demonstrated rapid, robust, and sustained reduction in IgG4 - RD disease activity • Primary Endpoint: Proportion of patients on Day 169 with a decrease in IgG4 - RD RI ≥2 points » 100% of patients who completed trial met primary endpoint ▪ No flares or steroid use after Day 57 » 67% of patients achieved complete remission » 80% of patients with prior rituximab achieved complete remission • Rapid remission and sustained response • Obexelimab was well tolerated; most frequent AEs were IV infusion - related gastrointestinal events; three SAEs were not considered to be related to obexelimab Rapid and sustained IgG4 - RD RI response 0 5 10 15 20 25 30 1 15 29 57 85 113 141 169 197 Completed Early termination o bexelimab 5mg/kg IV Q2W x 12 doses IgG4 - RD RI Day Reference: Perugino et al. Lancet Rheumatology 2023 Open - label, single - arm Phase 2 PoC trial in 15 obexelimab - treated patients with moderate to severe disease as induction and maintenance One or more organ systems involved and an IgG4 - RD Responder Index (RI) of ≥3

Strong rationale for obexelimab in IgG4-RD

IgG4-RD is estimated to be a ~$3 billion[1] commercial opportunity in the U.S. alone

OBEXELIMAB RATIONALE FOR IgG4-RD

Positive, POC established in prior Phase 2 trial[2]	De-risking of Phase 3 trial design based upon the results of the Phase 3 MITIGATE trial with Uplizna® (inebilizumab), an anti-CD19 mAb	Continuous inhibition of B cells, including in tissue Potential for less risk of opportunistic infection and ability to vaccinate SC at home administration

[1]Company estimate based on disease prevalence and those patients estimated to require maintenance treatment and potential pricing of advanced therapies

[2]Perugino et al. Lancet Rheumatology 2023

21

Zenas BioPharma

Phase 3 INDIGO IgG4-RD trial enrollment complete

Trial of over 190 patients, the largest ever conducted, with topline results expected year-end 2025


SCREENING
• 20-60 mg GC Tx for flare
• 20mg GC at trial entry
1:1
GC taper to 0mg by week 8
Obexelimab Q1W for 52 weeks (n=~100)
GC taper to 0mg by week 8
Placebo Q1W for 52 weeks (n=~100)
Open label extension

INDIGO Trial Summary:

- Design: Randomized, double-blind, placebo controlled
- Treatment: weekly obexelimab 250mg subcutaneous or placebo control; GC taper to 0 mg by week 8
- Primary endpoint: Time to disease flare through week 52
- Secondary endpoints include:
  - 52-week flare rate
  - Achievement of complete remission
  - Use and quantity of rescue medication
  - Change in GC-associated toxicity as measured by the Glucocorticoid Toxicity Index (GTI)

GC = glucocorticoid

22

Zenas BioPharma

23 Obexelimab: Multiple Sclerosis

Multiple Sclerosis: a debilitating chronic neuroinflammatory disease characterized by flares and disability progression

Disease Overview:

- Characterized by demyelinating lesions of the CNS. Symptoms include sensory and visual disturbances, coordination impairment and spasticity, fatigue, pain, weakness, and cognitive deficits
- Three major forms: relapsing MS (**RMS**), secondary progressive (**SPMS**), and primary progressive (**PPMS**). RMS is characterized by episodes of neurological dysfunction (relapses) followed by complete or incomplete recovery
  - **Disability progression can occur independently of relapse activity;** referred to as "smoldering" disease and can be measured clinically (**PIRA**)

Pathophysiology:

- B cells, including plasmablasts and plasma cells, represent the predominant cell type in meningeal inflammation

Therapeutic Opportunity:

- B cell-targeting therapeutics are considered highly effective and **may affect silent progression/PIRA**

Patient Population

- ~ 650K patients in the U.S. and ~ 670K patients in major EU countries



Periphery
CNS
T cells
B cells
Activated B cells and activation of T cells
Proinflammatory cytokine release
Activated microglia
Demyelination
Axonal / neuronal loss
Plasmablasts
Plasma cells
Activated astrocytes
Activation causes inflammation cascade, creates chronic inflammation

24
PIRA = Progression Independent of Relapse Activity

Zenas BioPharma

Strong rationale for obexelimab in MS

CD20 depleting B cell therapies Ocrevus® (ocrelizumab), Kesimpta® (ofatumumab), Briumvi® (ublituximab)dominate RMS with 50-60% market share currently and combined annual revenue of >$9 billion[1]

OBEXELIMAB RATIONALE FOR DIFFERENTIATION

- Superior activity in a preclinical MS model vs. depletion comparator
- Potential for improved impact on "smoldering" disease (i.e., PIRA[2]) through broader B cell coverage with CD19 and continuous drug exposure via SC self administration
- Continuous inhibition of B cells, including in tissue
- Potential for less risk of opportunistic infection and ability to vaccinate
- SC at home administration

[1]Source: Roche, Novartis, and TG Therapeutics company reports and SEC filings
[2] Progression independent of relapse activity

25

Zenas BioPharma

26 Obexelimab surrogate mAb suppressed disease activity in EAE model without B cell depletion vs. an anti - CD20 depleting mAb 0 1 2 3 4 5 0 5 10 15 20 25 30 Vehicle (n=3) Obexelimab surrogate (n=6) Rituximab surrogate (n=7) Days post MOG Injection p<0.05 Clinical Score (Mean+/ - SD) 0 10 20 30 40 50 Vehicle Obexelimab Surrogate mAb p< 0.0001 Percent B cells of total lymphocytes at day - 5) EAE = Experimental Autoimmune Encephalomyelitis huFc γ RIIb transgenic mice (human Fc γ RIIb knock - in). Obexelimab and anti - CD20 mAb dosed 10 mg/kg intraperitoneally 2x per week beginning day - 7 continuing through da y 24. Whole blood Immunophenotyping performed at day - 5 by flow cytometry to measure percent B cells. Disease induction: Human MOG protein in Complete Freund’s Adjuvant administered on day 0 followed by pe rtussis toxin at days 0 and 3. Daily clinical scores measured from day 2 through day 27; mice sacrificed at clinical score of 4 Suppressing B cell activity with obexelimab rather than depleting B cells may have several distinct advantages for treating MS patients EAE: a gold - standard nonclinical model for assessing autoimmune - mediated CNS disease Anti - CD20 mAb Anti - CD20 mAb

Phase 2 MoonStone RMS trial enrolling

Gold-standard design with MRI measurements; highly predictive of successful outcome in large randomized trials


SCREENING
Active RMS (relapsing remitting MS or relapsing secondary progressive MS):
• EDSS <5.5*
2:1
Obexelimab Q1W (n=58)
Week 12
Week 24
Placebo Q1W (n=29)
Obexelimab Q1W
Open label extension
Week 12 Primary endpoint:
Number of new T1 Gd-enhancing lesions
Week 24 Additional endpoints:
including disease progression endpoints

MoonStone Trial Summary:

- Design: Double-blind, randomized, placebo controlled with placebo crossover at week 12
- Treatment: obexelimab 250mg SC weekly vs. placebo control (first 12 weeks)
- Primary endpoint: Number of new T1 Gd-enhancing lesions at week 12
- Secondary endpoints: Utilizing standardized assessments, imaging and biomarkers to evaluate impact on disease progression/silent progression
- 90% power to detect 90% reduction in T1-Gd lesions vs. placebo at week 12

* EDSS 5.5 = disability severe enough to preclude full daily activities. Able to walk without aid or rest for 100m

27

Zenas BioPharma

28 Obexelimab: Systemic Lupus Erythematosus

System Lupus Erythematous (SLE): a debilitating chronic autoimmune disease that attacks healthy tissue

Disease Overview:

- SLE is a complex, chronic autoimmune disease characterized by unpredictable flares in joints, skin, kidneys and other vital organs that cause progressive organ damage. Comorbidities, such as infections, malignancies, hypertension, lipid disorders and diabetes increase risk of patient disability and death

Pathophysiology:

- B cell dysfunction resulting in abnormal regulation of immune responses and the production of autoantibodies toward cellular and nuclear components results in tissue inflammation and multi-organ damage

Therapeutic Opportunity

- GC and immunosuppressants are the mainstay of treatment, only two moderately effective therapies are approved for moderate-to-severe disease[1]
- Long-term GC use and irreversible organ damage has been reported to be a predictor of morbidity and mortality in SLE[2]

Patient Population

- ~170K patients in the U.S. and ~150K patients in major EU countries



Alopecia
Congestive heart failure
Malar rash
Pulmonary interstitial lung disease and fibrosis
Glomerulonephritis
Arthritis
Anemia, leukopenia, thrombocytopenia

[1] BENLYSTA® and SAPHNELO®;
[2] Pawlak-Buś, K. Current treatment of systemic lupus erythematosus: a clinician's perspective. Rheumatology Int. 2023

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Zenas BioPharma

Strong rationale for obexelimab in SLE

Currently approved therapies (Benlysta® (belimumab) and Saphnelo® (anifrolumab) are considered to have modest efficacy (effect sizes of 12-17% over placebo on SRI-4/BICLA assessments)

SLE is estimated to be a ~$9 billion[1] commercial opportunity in the U.S. alone

OBEXELIMAB RATIONALE FOR DIFFERENTIATION

- Potential for improved efficacy based on continuous inhibition of broad B cell lineage via optimal drug exposure
- Refined, robust, and rigorous design of ongoing Phase 2 trial with an innovative biomarker approach
- Continuous inhibition of B cells, including in tissue
- Potential for less risk of opportunistic infection and ability to vaccinate
- SC at home administration

[1]Company estimate based on disease prevalence and those patients estimated to require maintenance treatment and potential pricing of advanced therapies

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31 Potential for improved clinical activity with an optimized obexelimab dosing regimen Higher clinical activity observed with optimized exposure, and in biomarker positive population 17% 35% 52% 0% 10% 20% 30% 40% 50% 60% Intention - to - treat population 3 Optimized exposure population 4 Biomarker positive population 5 Patients at W32 without loss of improvement (∆" vs. PBO") Source: Merrill et al. Arthritis Rheumatol. 2023 1 Efficacy evaluable defined as all patients remaining in trial through week 32 or who withdrew early due to flare or treatment to xicity. Primary endpoint not achieved with statistical significance (p=0.183) 2 Primary endpoint defined as the proportion of patients without loss of improvement in SLE disease activity 3 Defined as all randomized patients receiving at least one dose of study medication 4 C trough Quartiles 3 & 4 in efficacy evaluable analysis 5 Biomarker positive defined as patients in predefined lupus phenotypic gene expression clusters 3 & 6 (~38% of evaluated popul ati on) SCREENING Placebo IV Q2W for 32 weeks (n=52) 1:1 Obexelimab 5mg/kg IV Q2W for 32 weeks (n=52) » Efficacy evaluable (EE) 1 primary analysis (vs. ITT analysis) • EE d isproportionately affected by higher placebo dropouts » 29% of placebo - treated patients achieved the primary endpoint impacting the primary outcome (13% effect size; obexelimab 42%, placebo 29%) 2 » Undersized study assumed a placebo flare rate of only10% » Intent to treat population effect size of 17% • Defined as all randomized patients receiving at least one dose of study medication » Dose optimization increased effect size to 35% • C trough Quartiles 3 & 4 in EE analysis » Biomarker positive population increased effect size to 52% • Biomarker positive defined as patients in lupus phenotypic gene expression clusters 3 & 6 (~38% of evaluated population) Completed Phase 2a Trial Design

Phase 2 SunStone SLE trial[1] enrolling

Designed to confirm obexelimab activity in all-comer and biomarker populations

Incorporates learnings from previous Phase 2 to increase POS

- ➢ SC dosing to improve PK (steady state C_{trough} above Phase 2 top (4th) quartile for all patients)
- ➢ Treatment vs. maintenance design powered on appropriate placebo response and effect size assumptions
- ➢ Strict adjudication for eligibility and assessment (moderate/severe patients only); strict corticosteroid tapering rules to reduce placebo responses



SCREENING
Active SLE:
• BILAG ≥1A or ≥2B
• SLEDAI ≥6
• PI confirmation
Stable steroids
1:1
GC taper to ≤5 mg by week 12
Obexelimab Q1W for 24 weeks (n=95)
GC taper to ≤5 mg by week 12
Placebo Q1W for 24 weeks (n=95)
Follow-up

- Primary Endpoint: Reduction of SLE disease activity at week 24 by BILAG-Based Composite Lupus Assessment (BICLA)

[1] Double-blind, randomized, placebo-controlled

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33 Obexelimab: warm Autoimmune Hemolytic Anemia (wAIHA)

34 Preliminary results from Phase 2 open label SApHiAre trial (wAIHA) Open Label Safety and Dose Confirmation Run - In Period (SRP) SCREENING • Primary or secondary wAIHA • Failed 1 prior therapy • Hgb ≥7 to <10 g/dL Obexelimab 250 mg weekly SC administration for 24 weeks » Nine patients (8 patients with primary wAIHA, 1 patient with secondary wAIHA due to autoimmune disease) enrolled over approximately one year • Less than 30% of screened patients eligible for enrollment » 5/8 1 patients achieved an increase of >1 g/dL of hemoglobin from baseline during weeks 8 - 24 and without influence of concomitant medication » A hemoglobin increase of ≥ 2 g/dL measured from Hgb nadir to peak observed in 5 of 8 patients; none received transfusions » Obexelimab was well tolerated, 3 related TEAEs; all Grade 1 with no discontinuations » Proof - of - mechanism established with increased hemoglobin and positive effect on other clinical markers » No plan to progress to a registration program considering long and expensive Phase 3 expectations, and hematology not aligned with the Company’s therapeutic strategy 1 ninth patient at week - 4 and not included in analysis

35 Obexelimab demonstrated improvement in anemia and corresponding markers in patients with wAIHA • 5 of 8 patients achieved Hgb increase ≥ 1 g/dL over baseline during Week 8 - 24, without influence of concomitant medication • A Hgb increase of ≥ 2 g/dL measured from Hgb nadir to peak observed in 5 of 8 patients; none received transfusions • LDH and Total bilirubin levels decreased overall during Week 8 - 24 For patients who received concomitant medication, change from baseline is after 28 day - censoring following cessation of concomitant therapy Phase 2 Open Label Study: Primary wAIHA or Secondary wAIHA due to Autoimmune Disease Obexelimab 250 mg SC weekly (self administered) AI = Autoimmune Hepatitis

Zenas: Creating a global, immunology-based development and commercial company

Obexelimab, an I&I franchise molecule	Obexelimab is a potentially differentiated B cell therapeutic in development for IgG4-RD, RMS and SLE, representing a potential multi-billion-dollar commercial opportunity*
Deeply experienced team	Record of strong operational results: multiple clinical, regulatory and commercial successes
Multiple Phase 2 and Phase 3 data updates over the next 12-18 months	Obexelimab Phase 3 pivotal trial results expected for INDIGO (IgG4-RD), and Phase 2 results for MoonStone(RMS) and SunStone (SLE)
Well-funded through results of ongoing obexelimab clinical trials	2024 year-end cash estimated to be $350M; capitalized for clinical data readouts into Q4:26

* Company estimate based on disease prevalence and pricing of advanced therapies within indication

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